SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


          Date of report (Date of earliest event reported):
                        December 6, 1995

                  KANSAS CITY SOUTHERN INDUSTRIES. INC.
         (Exact name of registrant as specified in its charter)


         DELAWARE                 1-4717                44-0663509
(State or other juris-      (Commission file          (IRS Employer
diction of incorporation)         number)         Identification number)

       114 West 11th Street, Kansas City, Missouri  64105
         (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:
                         (816) 556-0303

                              N/A
  (Former name or former address if changed since last report)

Item 5. Other Events

The following schedules present the computations of the Kansas City Southern Industries, Inc. ("the Company") Historical Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1995 and 1994, and the computations of the Company's Pro Forma Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1995 and the year ended December 31, 1994. The Pro Forma Ratios of Earnings to Fixed Charges are computed after giving effect to certain pro forma adjustments to the historical financial statements of the Company related to the public offering of DST Systems, Inc. common stock and certain other transactions, as more fully discussed in the Company's September 30, 1995 Form 10-Q, which has been filed with the Commission (File 1-4717) and is hereby incorporated by reference herein pursuant to Rule 12b-32.




Item 7. Financial Statements and Exhibits

  (c)     Exhibits

     Exhibit No.  Document
     (99)         Additional Exhibits
     99.1           Computations of Ratio of Earnings to Fixed Charges






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Kansas City Southern Industries, Inc.



Date: December 5, 1995        By: __________________________

                              Louis G. Van Horn
                                Comptroller
                           (Principal Accounting Officer)







                         Exhibit Index

Exhibit No.                  Document                             Page No.

99.1      Computations of Ratio of Earnings to Fixed Charges          2